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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 20, 1998, included in the Proxy Statement of NTL Incorporated that is made a part of the Registration Statement (Form S-4) and Prospectus of NTL Incorporated for the registration of shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

                                          ERNST & YOUNG LLP

New York, New York
September 29, 1998